UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 – K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2019

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2019, the Board of Directors (the “Board”) of Middlefield Banc Corp. (the “Company”) elected William J. Skidmore as Chairman of the Board and James J. McCaskey as Vice Chairman of the Board.

Mr. Skidmore has been a Director of Middlefield since 2007 and has served on the Executive, Compensation, and Corporate Governance and Nominating Committees. He is the Northeast Ohio Senior District Manager of Waste Management and has held progressively responsible positions with Waste Management and a predecessor company since 1978. A graduate of Bowling Green State University, he previously served on the Board of Directors of both First County Bank in Chardon, Ohio, and of Metropolitan National Bank in Youngstown, Ohio. He has served as a representative to the board of the National Solid Waste Management Association in Washington, D.C.

Mr. McCaskey has been a Director since 2004. Most recently he has served on the Compensation Committee as well as the Corporate Governance and Nominating Committee. He is the President of McCaskey Landscape & Design, LLC, a design-build landscape development company. Mr. McCaskey is currently a Trustee for Munson Township in Geauga County. He has served as a director and trustee of several business and community organizations including the Ohio Landscape Association, Kent State University (Geauga), and Chardon Rotary. Mr. McCaskey holds dual Bachelor’s Degrees in both Biology and Agricultural Production from Wilmington College.

ITEM 9.01(d)	Exhibits

99.1	March 16, 2019 Press Release of Middlefield Banc Corp. announcing the election of Messrs. Skidmore and McCaskey

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 16, 2019	/s/ James R. Heslop, II	,
Executive Vice President and COO